                                                                     Exhibit 4.8


                    (Form of Face of Income PRIDES Certificate)

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. R-1                                                    CUSIP No. 008252 50 4
Number of Income PRIDES: 8,000,000

                            Income PRIDES Certificate

         This Income PRIDES Certificate certifies that Cede & Co. is the registered Holder of the number of Income PRIDES set forth above. Each Income PRIDES represents (i) either (a) beneficial ownership by the Holder of $25 principal amount of Senior Notes due 2006 (the "Senior Note") of Affiliated Managers Group, Inc., a Delaware corporation (the "Company"), subject to the Pledge of such Senior Note by such Holder pursuant to the Pledge Agreement or
(b) upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date or a Successful Initial Remarketing, the appropriate Applicable Ownership Interest of the Treasury Portfolio, subject to the Pledge of such Applicable Ownership Interest of the Treasury Portfolio by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting part of each Income PRIDES evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Income PRIDES.

         The Pledge Agreement provides that all payments of principal on the pledged Senior Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, or interest payments on any pledged Senior Notes (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, constituting part of the Income PRIDES received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (A) interest payments with respect to pledged Senior Notes or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and (B) any payments of principal or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such terms) of the Treasury Portfolio, as the case may be, with respect to any Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments of principal on any pledged Senior Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio that has not been released from the Pledge pursuant to the Pledge Agreement, as the case may be, to the Company on the Purchase Contract Settlement Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Income PRIDES of which such pledged Senior Notes or the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Income PRIDES. Interest on any Senior Notes or distributions on the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, forming part of an Income PRIDES evidenced hereby which are payable quarterly in arrears on February 17, May 17, November 17 and August 17, each year, commencing February 17, 2002 (a "Payment Date"), shall, subject to receipt thereof from the Collateral Agent, be paid to the Person in whose name this Income PRIDES Certificate (or a Predecessor Income PRIDES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby obligates the Holder of this Income PRIDES Certificate to purchase, and the Company to sell, on November 17, 2004 (the "Purchase Contract Settlement Date"), at a price equal to $25 (the "Stated Amount"), a number of newly issued shares of Common Stock, $0.01 par value ("Common Stock"), of the Company equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Income PRIDES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of (1) cash received from a Holder or (2) payment received in respect of the Senior Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the

Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Income PRIDES of which such Purchase Contract is a part.

         Interest on the Senior Notes or distributions on the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, will be payable at the Corporate Trust Office of the Agent and at the New York Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Income PRIDES Register or by wire transfer to the account designated by a prior written notice from such Person.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Income PRIDES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.



                                AFFILIATED MANAGERS GROUP, INC.



                                By: _________________________________
                                Name:
                                Title:



                                HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)

                                By: FIRST UNION NATIONAL BANK



                                By: _________________________________
                                Name:
                                Title:

                                not individually but solely as attorney-in-fact of such Holder

Dated: December 21, 2001



                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Income PRIDES Certificates referred to in the within mentioned Purchase Contract Agreement.



                                 By: _________________________________
                                        Authorized Signatory

                                 as Purchase Contract Agent

Dated: December 21, 2001

                     (Reverse of Income PRIDES Certificate)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of December 21, 2001 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and First Union National Bank, as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Income PRIDES Certificates are, and are to be, executed and delivered. In the case of any inconsistency between this Certificate and the terms of the Purchase Contract Agreement, the terms of the Purchase Contract Agreement shall prevail.

         Each Purchase Contract evidenced hereby obligates the Holder of this Income PRIDES Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Purchase Price, a number of newly issued shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event or an Early Settlement with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $84.065 (the "Threshold Appreciation Price"), 0.2974 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $73.10, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $73.10, .3420 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby which is settled either through Early Settlement or Cash Settlement shall obligate the Holder of the related Income PRIDES to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date or, for purposes of determining cash payable in lieu of factional shares in connection with an Early Settlement, the third Trading Day immediately preceding the relevant Early Settlement Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on The New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, the last closing sales price on and as reported by the Nasdaq National Market, or, if the Common

Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Income PRIDES Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement or an Early Settlement or from the Proceeds of a remarketing of the related pledged Senior Notes of such holders or of the appropriate Applicable Ownership Interest of the Treasury Portfolio. Unless a Tax Event Redemption or a Successful Initial Remarketing has occurred, a Holder of Income PRIDES who does not elect to make an effective (1) Cash Settlement on or prior to 5:00 p.m., New York City time, on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, or (2) Early Settlement on or prior to 5:00 p.m. New York City time, on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the Proceeds of the sale of the related pledged Senior Notes held by the Collateral Agent. Unless a Tax Event Redemption or a Successful Initial Remarketing has occurred, such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement and any supplemental remarketing agreement executed in connection therewith between the parties thereto, on the third Business Day immediately preceding the Purchase Contract Settlement Date. If a Tax Event Redemption or a Successful Initial Remarketing has occurred, a Holder of Income PRIDES who does not elect to make an effective Early Settlement on or prior to 5:00 p.m. New York City time, on the second Business Day immediately preceding the Purchase Contract Settlement Date shall pay the Purchase Price with the Proceeds at maturity of the Applicable Ownership Interest (as defined in clause (A) of the definition of such term) of the Treasury Portfolio.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the pledged Senior Notes. Upon receipt of notice of any meeting at which holders of Senior Notes are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Senior Notes, the Agent shall, as soon as practicable thereafter, mail to the Income PRIDES holders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Income PRIDES holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Senior Notes entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Senior Notes constituting a part of such holder's Income PRIDES and (c) stating the manner in which such instructions may be given. Upon the written request of the Income PRIDES Holders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Senior Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Income PRIDES, the Agent shall abstain from voting the Senior Notes evidenced by such Income PRIDES.

         Upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, pursuant to the terms of the Pledge Agreement, the Collateral Agent will apply, out of the aggregate Redemption Price for the Senior Notes that are components of Income PRIDES, an amount equal to the aggregate Redemption Amount for the Senior Notes that are components of Income PRIDES to purchase on behalf of the Holders of Income PRIDES, the Treasury Portfolio and, after deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Income PRIDES.

         Upon the occurrence of a Successful Initial Remarketing, pursuant to the terms of the Remarketing Agreement, the Remarketing Agent will apply an amount equal to the Treasury Portfolio Purchase Price to purchase on behalf of the Holders of Income PRIDES, the Treasury Portfolio, and, after deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, promptly remit the remaining portion of such Proceeds of the Successful Initial Remarketing to the Agent for payment to the Holders of such Income PRIDES.

         Following the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date or following a Successful Initial Remarketing, the Holders of Income PRIDES and the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as the Holder of Income PRIDES and the Collateral Agent had in respect of the Senior Notes, as the case may be, subject to the Pledge thereof as provided in Articles 2, 3, 4, 5 and 6 of the Pledge Agreement and any reference herein to the Senior Notes shall be deemed to be a reference to such Treasury Portfolio and any reference herein or in the Certificates to interest on the Senior Notes shall be deemed to be a reference to corresponding distributions on the Treasury Portfolio.

         The Income PRIDES Certificates are issuable only in registered form and only in denominations of a single Income PRIDES and any integral multiple thereof. The transfer of any Income PRIDES Certificate will be registered and Income PRIDES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Income PRIDES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Treasury Securities for Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, thereby creating Growth PRIDES, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying an Income PRIDES remains in effect, such Income PRIDES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Income PRIDES in respect of Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and the Purchase Contract constituting such Income PRIDES may be transferred and exchanged only as an Income PRIDES. A Holder of an Income PRIDES may create a Growth PRIDES by delivering to the Collateral Agent Treasury Securities in an aggregate principal amount equal to the aggregate principal amount of the pledged Senior Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, in exchange for the release of such pledged Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Security for which such pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Growth PRIDES." A Holder may make such Collateral Substitution only in integral multiples of 40 Income PRIDES for 40 Growth PRIDES; provided, however, that if a Tax Event Redemption or a Successful Initial Remarketing has occurred and the Treasury Portfolio has become a component of the Income PRIDES, a Holder may make such Collateral Substitutions only in integral multiples of 8,000 Income PRIDES for 8,000 Growth PRIDES. Such Collateral Substitution may cause the equivalent aggregate Stated Amount of this Certificate to be increased or decreased; provided, however, the equivalent aggregate Stated Amount outstanding under this Income PRIDES Certificate shall not exceed $200,000,000. [All such adjustments to the equivalent aggregate Stated Amount of this Income PRIDES Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.]

         A Holder of Growth PRIDES may recreate Income PRIDES by delivering to the Collateral Agent Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, with an aggregate principal amount, in the case of such Senior Notes, or with the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in the case of such appropriate Applicable Ownership Interest of the Treasury Portfolio, equal to the aggregate principal amount of the pledged Treasury Securities in exchange for the release of such pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Any such recreation of an Income PRIDES may be effected only in multiples of 40 Growth PRIDES for 40 Income PRIDES; provided, however, that if a Tax Event Redemption or a Successful Initial Remarketing has occurred and the Treasury Portfolio has become a component of the Income PRIDES, a Holder may make such substitution only in integral multiples of 8,000 Growth PRIDES for 8,000 Income PRIDES.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Income PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holders thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement; provided, however, that if a Tax Event Redemption or a Successful Initial Remarketing has occurred and the Treasury Portfolio has become a component of the Income PRIDES, Holders may early settle Income PRIDES only in integral multiples of 8,000 Income PRIDES. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Income PRIDES Certificate, the Holder of this Income PRIDES Certificate shall deliver this Income PRIDES Certificate to the Agent at the Corporate Trust Office or the New York Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in lawful money of the United States by [certified or cashiers check or] wire transfer, in each case in immediately available funds payable to the Company in an amount (the "Early Settlement Amount") equal to (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, interest, if any, payable on such Payment Date with respect to such Purchase Contracts. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the pledged Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of an Income PRIDES as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to 0.2974 shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

         Upon registration of transfer of this Income PRIDES Certificate in accordance with the Purchase Contract Agreement, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement) under the terms of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts evidenced by this Income PRIDES Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Income PRIDES Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Income PRIDES evidenced hereby on his behalf as his attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Senior Notes or the appropriate Applicable Ownership

Interest of the Treasury Portfolio, as the case may be, underlying this Income PRIDES Certificate pursuant to the Pledge Agreement and to all other provisions of the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, Proceeds of the pledged Senior Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such Proceeds.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts then outstanding.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Income PRIDES Certificate is registered as the owner of the Income PRIDES evidenced hereby for the purpose of receiving payments of interest payable quarterly on the Senior Notes or on the maturing quarterly interest strips of the Treasury Portfolio, as applicable, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -                  as tenants in common

UNIF GIFT MIN ACT -                               CUSTODIAN
                            ----------------------------------------------------
                            (cust)                                       (minor)

                            Under Uniform Gifts to Minors Act

                            ----------------------------------------------------
                                                   (State)

TEN ENT -                   as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

                           ---------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Income PRIDES Certificates and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer said Income PRIDES Certificates on the books of Affiliated Managers Group, Inc. with full power of substitution in the premises.

Dated:
      ----------------------------         -------------------------------------
                                           Signature

                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as it appears upon the face of
                                           the within Income PRIDES Certificates
                                           in every particular, without
                                           alteration or enlargement or any
                                           change whatsoever.

Signature Guarantee:
                     -----------------------------------------



                             SETTLEMENT INSTRUCTIONS

The undersigned Holder directs that a certificate for Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_________________
                                            ------------------------------------
                                            Signature
                                            Signature Guarantee:
                                                               -----------------
                                            (if assigned to another person)

                                 REGISTERED HOLDER

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

                                                     Please print name and
                                                     address of Registered
                                                     Holder:

----------------------------                ------------------------------------
         Name                                             Name

----------------------------                ------------------------------------
         Address                                          Address

----------------------------                ------------------------------------

----------------------------                ------------------------------------

----------------------------                ------------------------------------

Social Security or other
Taxpayer Identification
Number, if any                              ____________________________________

                            ELECTION TO SETTLE EARLY

The undersigned Holder of this Income PRIDES Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Income PRIDES with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Income PRIDES Certificate representing any Income PRIDES evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Senior Notes deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:__________________                        _____________________________
                                                          Signature

Signature Guarantee:_______________________________

Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If Common Stock or Income Certificates are to be registered in the name of and delivered to and Pledged Senior Notes are to be transferred to a Person other than the Holder, please print such Person's name and address:

                                                     PRIDES REGISTERED HOLDER
                                                     Please print name and
                                                     address of Registered
                                                     Holder:

----------------------------                ------------------------------------
         Name                                                 Name

----------------------------                ------------------------------------
         Address                                              Address

----------------------------                ------------------------------------

----------------------------                ------------------------------------

----------------------------                ------------------------------------



Social Security or other
Taxpayer Identification
Number, if any                              ____________________________________

Transfer Instructions for Pledged Senior Notes Transferable Upon Early Settlement or a Termination Event:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      TO BE ATTACHED TO GLOBAL CERTIFICATES

                              OUTSTANDING BALANCES

The following increases or decreases in this Global Certificate have been made:

                                                            Equivalent
                Amount of             Amount of          Principal Amount    Signature of
               decrease in           increase in          of this Global      authorized
                equivalent            equivalent           Certificate       signatory of
             Principal Amount      Principal Amount       following such   Transfer Agent or
               of the Global         of the Global          decrease or        Securities
Date            Certificate           Certificate            increase          Custodian
-----       -----------------      ----------------     ------------------ -------------------




